Exhibit 10.135

20818034.8
10-30-15

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) dated as of October 30, 2015 (the “Agreement Date”), is entered into by and among APH&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Borrower 1”), NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Borrower 2”) and WOODLAND HILLS HC PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Borrower 3”) (collectively, the “Borrowers”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“AdCare”) (the Borrowers and AdCare being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (the “Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (the “Documents”):
(i)    Loan Agreement dated as of February 25, 2015 (the “Loan Agreement”), by and among the Borrowers and the Lender.
(ii)    Promissory Note dated February 25, 2015 (the “Note”), from the Borrowers to the Lender in the principal amount of $12,000,000.
(iii)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of February 25, 2015 (“Mortgage 1”), by Borrower 1 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 4, 2015, as Document No. 2015012701.
(iv)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of February 25, 2015 (“Mortgage 2”), by Borrower 2 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 2, 2015, as Document No. 2015012392.
(v)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of February 25, 2015 (“Mortgage 3”), by Borrower 3 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 2, 2012, as Document No. 2015012316.
(vi)    Absolute Assignment of Rents and Leases dated as of February 25, 2015, by Borrower 1 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 4, 2015, as Document No. 2015012702.

(vii)    Absolute Assignment of Rents and Leases dated as of February 25, 2015, by Borrower 2 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 2, 2015, as Document No. 2015012393.
(viii)    Absolute Assignment of Rents and Leases dated as of February 25, 2015, by Borrower 3 to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on March 2, 2015, as Document No. 2015012317.
(ix)    Environmental Indemnity Agreement dated as of February 25, 2015, by the Borrowers and AdCare jointly and severally to and for the benefit of the Lender.
(x)    Guaranty of Payment and Performance dated as of February 25, 2015, by AdCare to and for the benefit of the Lender.
B.    The Documents encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.
C.    The parties desire to make certain modifications and amendments to the Documents, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    The following capitalized terms shall have the following meanings in this Agreement:
Little Rock Owner: Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company.
Little Rock Owner Loan Agreement: The Loan Agreement dated as of March 30, 2012, by and among the Little Rock Owner, other borrowers and the Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Little Rock Owner Loan Documents: The Little Rock Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
(c)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.
Section 2.    Limited Waivers of Financial Covenant Compliance.
(a)    The parties hereby acknowledge and agree that compliance with the requirements of Section 7.17 (Minimum EBITDAR/Management Fee Adjusted for Operators) of the Loan Agreement (the “Minimum EBITDAR Covenant”) was not achieved for (i) the fiscal quarter ending March 31, 2015, and (ii) the fiscal quarter ending June 30, 2015. In addition, the parties hereby acknowledge and agree that in consideration of the additional cash collateral deposits described in Section 3 of this Agreement, the Lender heretofore waived compliance with the Minimum EBITDAR Covenant for the fiscal quarter ending March 31, 2015 (the “3/31/15 Waiver”). The Lender hereby waives compliance with the Minimum EBITDAR Covenant for the fiscal quarter ending June 30, 2015 (the “6/30/15 Waiver”). The Lender does not waive compliance with the Minimum EBITDAR Covenant for any fiscal quarter after the fiscal quarter ending June 30, 2015.
(b)    Neither the 3/31/15 Waiver nor the 6/30/15 Waiver shall, without limitation, in any way operate as (i) an amendment or modification of the Loan Agreement or any of the other Documents, (ii) a waiver of compliance with any other provisions of the Loan Agreement or any of the other Documents, (iii) a waiver of repayment by the Borrowers of any portion of the outstanding liabilities under the Loan Agreement, or (iv) a waiver of, or consent with respect to, any existing or future Default or Event of Default under the Loan Agreement or any of the other Documents, or a waiver or abandonment of any right or remedy available to the Lender with respect to any such Default or Event of Default, all of which rights and remedies are reserved.
Section 3.    AdCare Pledge of Collateral Account; Changes in Collateral Account Provisions.
(a)    The Collateral Account established and maintained pursuant to Section 3.4 of the Loan Agreement is Account No. 3294816 at the Lender, which was established and is maintained in the name of AdCare, rather than in the name of one or more Borrowers, as required by such Section 3.4. It is a condition of this Agreement and the Loan that the Collateral Account shall continue to be maintained in the name of AdCare. AdCare hereby pledges and assigns to the Lender, and grants to the Lender a first lien on and a first priority security interest in the Collateral Account, all cash and investments from time to time on deposit in the Collateral Account, and all proceeds of all of the foregoing. Pursuant to the Loan Agreement and the Benton Owner Loan Agreement, immediately prior to the execution and delivery of this Agreement, the Cash Collateral Account is held as additional security for (i) the payment and performance of all of the obligations of Borrowers under the Loan Agreement and the other Documents, and (ii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents.

(b)    In consideration of the 3/31/15 Waiver and the Lender’s limited waiver of non-compliance with certain financial covenants in the Benton Owner Loan Agreement and the Little Rock Owner Loan Agreement for the fiscal quarter ended March 31, 2015, the Borrowers and the Benton Owners deposited an additional $1,400,000 into the Collateral Account, and the Little Rock Owner deposited an additional $1,200,000 into the “Debt Service Reserve Account” established by the Little Rock Owner Loan Agreement, which is Account No. 3175210 at the Lender. The parties acknowledge and agree that as of the Agreement Date, the amount on deposit in the Collateral Account is $3,400,483, and the amount on deposit in the Debt Service Reserve Account is $2,142,934. In addition, in consideration of the 3/31/15 Waiver, the Borrower/Guarantor Parties agreed to establish the Excess Rent Account - ARK 3 provided for in Section 4 of this Agreement.
(c)    The parties to the Documents, the Benton Owner Loan Documents and the Little Rock Owner Loan Documents have agreed that in consideration of the 6/30/15 Waiver and the Lender’s limited waiver of non-compliance with certain financial covenants in the Benton Owner Loan Agreement and the Little Rock Owner Loan Agreement for the fiscal quarter ended June 30, 2015, the Documents, the Benton Owner Loan Documents and the Little Rock Owner Loan Documents shall be modified and amended, pursuant to this Agreement, the Second Modification Agreement dated as of even date with this Agreement by and among the Benton Owners, AdCare, the Benton ADK Operators (as defined in the Benton Owner Loan Agreement) and the Lender (the “Benton Second Modification”), and the Sixth Modification Agreement dated as of even date with this Agreement by and among the Little Rock Owner, AdCare, Little Rock HC&R Nursing, LLC, a Georgia limited liability company, and the Lender (the “Little Rock Sixth Modification”) --
(i)    to provide that from and after October 30, 2015, the Debt Service Reserve Account shall also be known as the “Additional Collateral Account”;
(ii)    to provide that both the Collateral Account and the Additional Collateral Account shall be held as additional security for (A) the payment and performance of all of the obligations of Borrowers under the Loan Agreement and the other Documents, (B) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents, and (C) the payment and performance of all of the obligations of the Little Rock Owner under the Little Rock Owner Loan Agreement and the other Little Rock Owner Loan Documents; and
(iii)    to revise the release provisions related to the Collateral Account and the Additional Collateral Account.
It is a condition of this Agreement and the Loan that the Benton Second Modification and the Little Rock Sixth Modification be executed and delivered to the Lender simultaneously with the execution and delivery of this Agreement.
(d)    In order to provide for the modification and amendment of the Documents as described in paragraph (c) of this Section and in connection with the modification and amendment of the Documents as provided in Section 4 of this Agreement --

(i)    Effective as of the Agreement Date, the following defined terms are hereby added to Section 1.1 of the Loan Agreement, in alphabetical order with the existing defined terms therein:
Additional Collateral Account: The Debt Service Reserve Account established pursuant to Section 3.7 of the Little Rock Owner Loan Agreement, which is Account No. 3175210 at the Lender, which Debt Service Reserve Account is, from and after October 30, 2015, also known as the Additional Collateral Account.
Benton Facility 3 Transition: The Facility 3 Transition (as defined in the Benton Owner Loan Agreement).
Excess Rent Account - ARK 3: The account so designated that is provided for in Section 3.7 of this Agreement.
Little Rock Operator: Highlands of Little Rock West Markham, LLC, a Delaware limited liability company.
Little Rock Owner: Little Rock HC&R Property Holdings, LLC, a Georgia limited liability company.
Little Rock Owner Loan Agreement: The Loan Agreement dated as of March 30, 2012, by and among the Little Rock Owner, other borrowers and Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Little Rock Owner Loan Documents: The Little Rock Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
(ii)    The defined term “Benton Operators” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows effective as of the Agreement Date, with existing the existing defined term “Benton Operators” in Section 1.1 of the Loan Agreement to remain in effect for periods prior to the Agreement Date:
Benton Operators: Highlands of Rogers Dixieland, LLC, a Delaware limited liability company, and Valley River Nursing, LLC, a Georgia limited liability company (or, after the Benton Facility 3 Transition, Highlands of Fort Smith, LLC, a Delaware limited liability company).
(iii)    Section 3.4 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with existing Section 3.4 of the Loan Agreement, to remain in effect for periods prior to the Agreement Date:
3.4    Collateral Account; Additional Collateral Account.

(a)    The following are conditions of this Agreement and the Loan: Borrowers shall cause a collateral account to be established and maintained in the name of one or more of Borrowers, or in the name of the Guarantor, held by Lender (the “Collateral Account”), which shall be Account No. 3294816, a blocked, interest bearing money market account at Lender. The amount of the Collateral Account shall be $3,400,483, and Borrowers shall cause the sum of $3,400,483 to be on deposit in the Collateral Account as of October 30, 2015. Earnings on investments of amounts in the Collateral Account shall be added to the Collateral Account. The Collateral Account shall be held as additional security for (i) the payment and performance of all of the obligations of Borrowers under this Agreement and the other Loan Documents, (ii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents, and (iii) the payment and performance of all of the obligations of the Little Rock Owner under the Little Rock Owner Loan Agreement and the other Little Rock Owner Loan Documents. Borrowers hereby pledge and assign to Lender, and grant to Lender a first lien on and a first priority security interest in the Collateral Account, all cash and investments from time to time on deposit in the Collateral Account, and all proceeds of all of the foregoing. In the event that the Collateral Account is at any time in the name of the Guarantor, the Guarantor shall immediately pledge and assign to Lender, and grant to Lender a first lien on and a first priority security interest in the Collateral Account, all cash and investments from time to time on deposit in the Collateral Account, and all proceeds of all of the foregoing, pursuant to a security agreement in form and substance acceptable to Lender.
(b)    From and after October 30, 2015, the Additional Collateral Account shall also be held as additional security for (i) the payment and performance of all of the obligations of Borrowers under this Agreement and the other Loan Documents, (ii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents, and (iii) the payment and performance of all of the obligations of the Little Rock Owner under the Little Rock Owner Loan Agreement and the other Little Rock Owner Loan Documents.
(c)    All amounts on deposit in the Collateral Account and the Additional Collateral Account shall be released by Lender to Borrowers, the Benton Owners and the Little Rock Owner at such time, and only at such time, as all of the principal of and interest on the Loan, the “Loan” (as defined in the Benton Owner Loan Agreement) and the “Loan” (as defined in the Little Rock Owner Loan Agreement) have been paid in full and all of the other obligations to Lender under this Agreement and the other Loan Documents, the Benton Owner Loan Agreement and the other Benton Owner Loan Documents and the Little Rock Owner Loan Agreement and the other Little Rock Owner Loan Documents have been fully paid and performed, subject to earlier release as provided in paragraphs (d), (e) and (f) below.

(d)    Notwithstanding the provisions of paragraph (c) of this Section, $1,500,000 of the total, aggregate amount on deposit in the Collateral Account and the Additional Collateral Account shall be released by Lender to Borrowers, the Benton Owners and the Little Rock Owner upon the written request of Borrowers to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents, or the Little Rock Owner Loan Agreement or any of the other Little Rock Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for Operators is not less than $495,000, as determined based on financial statements of Operators which have been delivered to Lender as required by Section 7.4(a) of this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for Operators.
(iii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For each of two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for the Little Rock Operator shall be not less than $450,000, determined based on financial statements of the Little Rock Operator delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Little Rock Operator.
(e)    Notwithstanding the provisions of paragraph (c) of this Section, $1,500,000 of the total, aggregate amount on deposit in the Collateral Account and the Additional Collateral Account shall be released by Lender to Borrowers, the Benton Owners and the Little Rock Owner upon the written request of Borrowers to Lender if all of the following conditions are satisfied:

(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents, or the Little Rock Owner Loan Agreement or any of the other Little Rock Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(ii) above is satisfied, the EBITDAR/Management Fee Adjusted for Operators is not less than $495,000, as determined based on financial statements of Operators which have been delivered to Lender as required by Section 7.4(a) of this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for Operators.
(iii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(iii) above is satisfied, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(iv) above is satisfied, the EBITDAR/Management Fee Adjusted for the Little Rock Operator shall be not less than $450,000, determined based on financial statements of the Little Rock Operator delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Little Rock Operator.
(f)    Notwithstanding the provisions of paragraph (c) of this Section, the entire remainder of the total, aggregate amount on deposit in the Collateral Account and the Additional Collateral Account shall be released by Lender to Borrowers, the Benton Owners and the Little Rock Owner upon the written request of Borrowers to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents, or the

Little Rock Owner Loan Agreement or any of the other Little Rock Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(ii) above is satisfied, the EBITDAR/Management Fee Adjusted for Operators is not less than $495,000, as determined based on financial statements of Operators which have been delivered to Lender as required by Section 7.4(a) of this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for Operators.
(iii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(iii) above is satisfied, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(iv) above is satisfied, the EBITDAR/Management Fee Adjusted for the Little Rock Operator shall be not less than $450,000, determined based on financial statements of the Little Rock Operator delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Little Rock Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Little Rock Operator.
Section 4.    Excess Rent Account - ARK 3.
(a)    The following new Section 3.7 is hereby added to the Loan Agreement effective as of the Agreement Date:
3.7    Excess Rent Account - ARK 3.
(a)    On or prior to October 30, 2015, Borrowers shall cause to be established and shall maintain at all times thereafter a collateral account held by Lender in the name of Borrower 2 (the “Excess Rent Account - ARK 3”), which shall be Account No. 2414589, a blocked, interest bearing money market account at Lender. Earnings on investments of amounts in the Excess Rent Account - ARK 3 shall be added to the Excess Rent Account - ARK 3. The Excess Rent Account - ARK 3 shall be held as additional security for the payment and performance of all of the obligations of Borrowers under the Loan Agreement and the other Loan Documents, and Borrowers hereby pledge and assign to Lender, and grant to Lender a first lien on and a first priority security interest in the Excess Rent Account - ARK 3, all cash and investments from time to time on deposit in the Excess Rent Account - ARK 3, and all proceeds of all of the foregoing. For the avoidance of doubt, the Excess Rent Account - ARK 3 shall be held as additional security for the Loan only, as described above in this paragraph, and not as additional security for the loans evidenced and secured by the Benton Owner Loan Documents and the Little Rock Owner Loan Documents.
(b)    Not later than November 10, 2015, Borrowers shall deposit into the Excess Rent Account - ARK 3 an amount equal to the Excess Rent, if any, for the month of September, 2015, as set forth in the covenant calculation certificate required to be furnished to the Lender pursuant to Section 7.4(a)(vii) of this Agreement. Within 10 days after the end of each calendar month commencing with the month of October, 2015, Borrowers shall deposit into the Excess Rent Account - ARK 3 an amount equal to the Excess Rent, if any, for such month, as set forth in the covenant calculation certificate required to be furnished to the Lender pursuant to Section 7.4(a)(viii) of this Agreement. For purposes of this Agreement, the following terms shall have the following respective meanings:
“Debt Service” means, for any calendar month, principal and interest paid on the Loan during such month.
“Excess Rent” means, for any calendar month, Income for such month minus Expenses and Debt Service for such quarter.
“Expenses” means, for any calendar month, the operating expenses of the Projects paid by Borrowers during such month, including but not limited to real estate taxes, utilities, common area maintenance and insurance, but not including depreciation, amortization, Debt Service, management fees, or any operating expenses paid directly by ADK Operators or Aria Operators; all as determined on a cash basis in accordance with customary real estate accounting practices consistently applied.
“Income” means, for any calendar month, all income of Borrowers under the Leases for such month, including rental payments by ADK Operators and payments by ADK Operators as payment or reimbursement of operating expenses, but excluding payments of security and other tenant deposits and prepaid rent; all as determined on a cash basis in accordance with customary real estate accounting practices consistently applied.
(c)    All amounts on deposit in the Excess Rent Account - ARK 3 shall be released by Lender to Borrowers at such time, and only at such time, as all of the principal of and interest on the Loan has been paid in full and all of the other obligations to Lender under this Agreement and the other Loan Documents have been fully paid and performed, subject to earlier release as provided in paragraph (d) below.

(d)    Notwithstanding the provisions of paragraph (c) of this Section, the entire amount on deposit in the Excess Rent Account - ARK 3 shall be released by Lender to Borrowers upon the written request of Borrowers to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents.
(ii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for Operators is not less than $495,000, as determined based on financial statements of Operators which have been delivered to Lender as required by Section 7.4(a) of this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for Operators.
Section 5.    Change in Furnishing Information Provisions. The following new subparagraphs (vii) and (viii) are hereby added to Section 7.4(a) of the Loan Agreement effective as of the Agreement Date:
(vii)    Without the necessity of any request by Lender, as soon as available and in no event later than November 10, 2015, a duly completed covenant compliance certificate dated the date of such certificate and certified as true and correct by the appropriate officer of Borrowers, containing a computation of Excess Rent for the month of September, 2015, as required by Section 3.7 of this Agreement.
(viii)    Without the necessity of any request by Lender, as soon as available and in no event later than 10 days after the end of each calendar month commencing with the month of October, 2015, a duly completed covenant compliance certificate dated the date of such certificate and certified as true and correct by the appropriate officers of Borrowers, containing a computation of Excess Rent for such month, as required by Section 3.7 of this Agreement.
Section 6.    Change in Distribution Provisions. Section 7.11(c) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with the existing Section 7.11(c) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:
(c)    Each Borrower shall not at any time make any Distribution which is in violation of any of the following provisions:
(i)    On and after October 30, 2015, each Borrower shall not, directly or indirectly, at any time make any Distribution until such time as the conditions for the release of the entire remainder of the total, aggregate amount on deposit in the Collateral Account and the Additional Collateral Account which are provided for in Section 3.4(f) of this Agreement have been satisfied.

(ii)    If any Default or Event of Default shall occur and be continuing under this Agreement or any of the other Loan Documents, each Borrower shall not, directly or indirectly, make any Distribution.
(iii)    Each Borrower shall not, directly or indirectly, at any time make any Distribution that would cause its cash and cash equivalents remaining after such Distribution to be less than an amount equal to the aggregate of (A) the total amount of the security and other deposits received by such Borrower from tenants of its Project, (B) the total amount of accrued but unpaid real estate taxes on its Project, based on the last full year tax bill or bills received by such Borrower, minus any amount held in a real estate tax escrow by Lender, and (C) a reasonable working capital reserve.
Section 7.    Lender Consent to Further Amendment of Subleases; Amendment to Loan Agreement Relating to Further Amendment of Subleases.
(a)    The Lender hereby consents to the further amendment of each of the Subleases pursuant to the Second, Third and Fourth Amendments to Sublease Agreement related to the Sublease of each of the Projects, such Amendments in the case of each Project dated as of March 31, 2015, April 30, 2015 and October 6, 2015, respectively.
(b)    In order to induce the Lender to grant the consent described in paragraph (a) of this Section, the Borrower and the Guarantors are entering into the agreements with the Lender which are provided for in this Agreement.
(c)    The defined term “Subleases” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with the existing defined term “Subleases” to continue to be effective for periods prior to the Agreement Date:
Subleases: The Sublease Agreements by ADK Operator 1, ADK Operator 2 and ADK Operator 3 to Aria Operator 1, Aria Operator 2 and Aria Operator 3, respectively, each dated as of January 16, 2015, and each as amended by Amendments dated as of February 27, 2015, March 31, 2015, April 30, 2015 and October 6, 2015.
Section 8.    Condition to Agreements. It is a condition of this Agreement and the Loan that within 30 days after the Agreement Date, the Borrowers shall obtain and deliver to the Lender a date down endorsement to the Title Insurance Policy for the Project encumbered by the Mortgage 1, a date down endorsement to the Title Insurance Policy for the Project encumbered by the Mortgage 2, and a date down endorsement to the Title Insurance Policy for the Project encumbered by Mortgage 3, each dated on or after the date of the recording of the Memorandum of this Agreement, each of which endorsements shall show no new encumbrances other than those approved by the Lender and shall otherwise be in form and content acceptable to the Lender. The failure of this condition to be satisfied shall be an Event of Default under the Documents.

Section 9.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents, if any. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party, and to perform and consummate the transactions contemplated hereby and thereby.
(b)    AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party, and to perform and consummate the transactions contemplated hereby and thereby.
(c)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement and the Documents in the capacity shown in each signature block contained in this Agreement and the Documents in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(d)    This Agreement and each of the Documents have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement and each of the Documents constitutes a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(e)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents.
(f)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(g)    The statements contained in the Recitals to this Agreement are true and correct.
Section 10.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended herein; (ii) acknowledge and agree that Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by Lender of, the Documents, as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as modified and amended by this Agreement. Electronic records of executed documents maintained by Lender shall be deemed to be originals thereof.
Section 11.    Certifications, Representations and Warranties. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to Lender that all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 12.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 13.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 14.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
Section 15.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 16.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.
(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.
Section 17.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by Lender shall be deemed to be an original.
Section 18.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas, this Agreement shall also be governed by the law of the State of Arkansas.

Section 19.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

APH&R PROPERTY HOLDINGS, LLC
NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC
WOODLAND HILLS HC PROPERTY HOLDINGS, LLC

By	/s/ William McBride, III
William McBride III, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ William McBride, III
William McBride III, Chief Executive Officer

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Arkansas 3 2015 Owner Loan Modification Agreement -
- Signature Page -

EXHIBIT A

LEGAL DESCRIPTION

PROJECT 1 - CUMBERLAND (OWNED BY BORROWER 1)

Real property in the City of Little Rock, County of Pulaski, State of Arkansas, described as follows:

All of Block 19, Original City of Little Rock, Pulaski County, Arkansas, Less and Except the West 50 feet of Lots 1, 2 and 3 of said Block 19, Original City of Little Rock, Pulaski County, Arkansas.

Tax Parcel ID: 34L0200113600

PROJECT 2 - NORTHRIDGE (OWNED BY BORROWER 2)

Real property in the City of Little Rock, County of Pulaski, State of Arkansas, described as follows:

Lot 1, Oak Manor Addition to the City of Little Rock, Pulaski County, Arkansas, as shown on plat recorded in Book 1064, page 291, records of Pulaski County, Arkansas.

Tax Parcel ID: 33N2620000100

PROJECT 3 - WOODLAND HILLS (OWNED BY BORROWER 3)

Real property in the City of Little Rock, County of Pulaski, State of Arkansas, described as follows:

Tract C-1-R, Riley’s Replat of Tract C, Kellwood Subdivision, in the City of Little Rock, Arkansas as shown on plat recorded as Plat No. B-068 and the S1/2 of a strip of land formerly platted as Riley Drive, that is abutting and contiguous to Tract C-1-R, Riley’s Replat of Tract C, Kellwood, which was closed by Ordinance No. 16,354, a certified copy filed for record February 11, 1993 and recorded as Instrument No. 93-08724, records of Pulaski County, Arkansas, Less and Except: Part of Tract C-1-R, Riley’s Replat of Tract C, Kellwood Subdivision, in the City of Little Rock, Pulaski County, Arkansas, more particularly described as follows: Commencing at a found iron pin for the Southwest corner of said Tract C-1-R for the point of beginning; thence North 0 degrees17 minutes 06 seconds West, 303.41 feet to a set iron pin; thence North 88 degrees 55 minutes 59 seconds East, 656.12 feet to a set iron pin; thence South 0 degrees 18 minutes 35 seconds East, 319.52 feet to found iron pin; thence North 89 degrees 39 minutes 39 seconds West, 656.23 feet to the point of beginning.

- A1 -

Easement North Side:

Together with a non exclusive easement for ingress and egress over that portion of Riley Drive which was closed by Ordinance No. 16,354, a certified copy filed for record February 11, 1993 and recorded as Instrument No. 93-08724, records of Pulaski County, Arkansas.

Easement East Side:

And together with a non exclusive easement for ingress and egress described as: Commencing at the Southwest corner of Tract C-1-R; thence North 0 degrees 17 minutes 06 seconds West, 303.41 feet; thence North 88 degrees 55 minutes 59 seconds East, 656.12 feet; thence North 0 degrees 18 minutes 35 seconds West, 86.02 feet to the point of beginning of said road easement; thence North 0 degrees 18 minutes 35 seconds West, 135.0 feet; thence South 30 degrees 43 minutes 21 seconds East, 30.0 feet; thence South 7 degrees 37 minutes West, 110.18 feet to the point of beginning.

Tax Parcel ID: 44L0390100101

- A2 -